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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                  ----------

                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): March 30, 1999


                         Commission File Number:  3842

                       FUSION MEDICAL TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)


                    Delaware                                    94-3177221
                    --------                                    ----------
     (State of incorporation or organization)            (IRS Employer I.D. No.)


                 1615 Plymouth Street, Mountain View, CA  94043
                 ----------------------------------------------
                    (Address of principal executive offices)

                                 (650) 903-4000
                                 --------------
              (Registrant's telephone number, including area code)
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     Item 5.  Other Events.

         On March 30, 1999, Fusion Medical Technologies, Inc. (the "Company") and BankBoston, N.A. (the "Rights Agent") executed an amendment (the "Amendment") to the Preferred Shares Rights Agreement dated October 10, 1997 between the Company and the Rights Agent (as amended, modified or supplemented from time to time, the "Rights Agreement"). Capitalized terms used but not defined herein shall have the meaning assigned thereto in the Rights Agreement.

         Section 27 of the Rights Agreement provides that prior to the Distribution Date, the Company may supplement or amend the Rights Agreement in any respect without the consent of the Rights Holders. The State of Wisconsin Investment Board ("SWIB") requested the Company to amend the Rights Agreement to exclude SWIB from the definition of "Acquiring Person" unless and until such time as SWIB becomes the Beneficial Owner of a percentage of Common Shares of the Company then outstanding which equals or exceeds 20%. SWIB agreed not to seek election or placement of a representative of SWIB on the Company's Board of Directors while SWIB is the Beneficial Owner of 15% or more of the outstanding Common Shares of the Company. The Company approved the Amendment on March 30, 1999.

         The Amendment provides that SWIB shall not be deemed to be an Acquiring Person under the Rights Agreement until SWIB shall have become the Beneficial Owner of a percentage of Common Shares then outstanding which equals or exceeds the SWIB Percentage. The SWIB Percentage equals 20% through January 14, 2000. However, after January 14, 2000, the SWIB Percentage shall be reduced to (i) 15%, if SWIB does not beneficially own 15% or more of the Common Shares outstanding at the close of business on January 14, 2000, or (ii) if SWIB beneficially owns 15% or more of the Common Shares outstanding at the close of business on January 14, 2000, the next highest whole percentage in excess of the percentage of Common Shares of the Company then outstanding and beneficially owned by SWIB, not to exceed 20%. The definitions of "Distribution Date" and "Triggering Event" were also amended to conform to the modifications made to the definition of Acquiring Person.

         The Amendment to the Rights Agreement, specifying the terms of the Rights, is an exhibit hereto, and the Rights Agreement, including the form of the Rights Certificate, is incorporated herein by reference. The foregoing description of the Rights and the Amendment does not purport to be complete and is qualified in its entirety by reference to such exhibits.


     Item 7.  Financial Statements and Exhibits.

              (c)  Exhibits

                   4.1 Preferred Shares Rights Agreement dated October 10, 1997 by and between the Registrant and BankBoston, N.A., including the Certificate of Designation, the form of Rights Certificate and the Summary of Rights attached as Exhibit A, B and C, respectively thereto. Incorporated by

                                       2
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                  reference to Exhibit 4.1 to the Registrant's Form 8-A filed on
                  November 5, 1997.

              4.2 Amendment to the Preferred Shares Rights Agreement dated March
                  30, 1999 between the Registrant and BankBoston, N.A.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused the Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      FUSION MEDICAL TECHNOLOGIES, INC.


                                      By /S/ PHILIP M. SAWYER
                                         --------------------
                                         Philip M. Sawyer
                                         President and Chief Executive Officer

Dated:  April 6, 1999

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                       FUSION MEDICAL TECHNOLOGIES, INC.

                                 EXHIBIT INDEX

     Exhibit No                                     Exhibit Description

     4.1 Preferred Shares Rights Agreement dated October 10, 1997 by and between the Registrant and BankBoston, N.A., including the Certificate of Designation, the form of Rights Certificate and the Summary of Rights attached as Exhibit A, B and C, respectively thereto. Incorporated by reference to
                                    Exhibit 4.1 to the Registrant's Form 8-A filed on November 5, 1997.

     4.2 Amendment to the Preferred Shares Rights Agreement dated March 30, 1999 between the Registrant and BankBoston, N.A.

                                       4